UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2018

Redfin Corporation
(Exact name of registrant as specific in its charter)

Delaware	001-38160	74-3064240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1099 Stewart Street, Suite 600 Seattle, WA		98101
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (206) 576-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2018, Redfin Corporation (the "Company") held its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). The proposals voted upon and the final results of the vote were as follows:

Proposal 1 - Election of Directors. The Company's stockholders elected Austin Ligon, David H. Lissy and James Slavet as Class I directors based on the following results.

Director Nominee	For	Withhold	Broker Non-Votes
Austin Ligon	39,817,689	6,815,412	15,161,393
David H. Lissy	46,383,121	249,980	15,161,393
James Slavet	39,813,856	6,819,245	15,161,393

Proposal 2 - Ratification of the appointment of Deloitte & Touche LLP ("Deloitte"). The Company's stockholders ratified the appointment of Deloitte as the Company's independent registered public accounting firm for 2018 based on the following results.

For	Against	Abstain
61,253,708	422,772	118,014

Item 8.01 Other Events.

On June 1, 2018, the Compensation Committee (the "Committee") of the Board of Directors of the Company approved a form of notice of performance-based restricted stock unit award and performance-based restricted stock unit award agreement (the "PSU Form Notice and Agreement"), pursuant to which the Committee will grant performance-based restricted stock units under the Redfin Corporation 2017 Equity Incentive Plan (the "Plan"). In accordance with the Plan, performance-based restricted stock units granted under the Plan will settle in shares of the Company's common stock upon the achievement of one or more performance goals established by the Committee and the satisfaction of any time-based vesting requirements, as applicable. A performance goal can be any metric that is set forth in the Plan, including any metric that is capable of measurement as determined by the Committee, and can be applied to the Company as a whole or any business unit or subsidiary of the Company on a GAAP or non-GAAP basis.

The PSU Form Notice and Agreement is filed as Exhibit 10.1 to this report and incorporated into this item by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Form of Notice of Performance-Based Restricted Stock Unit Award and Performance-Based Restricted Stock Unit Award Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Redfin Corporation
(Registrant)

Date: June 6, 2018	/s/ Chris Nielsen
Chris Nielsen Chief Financial Officer